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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 16, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                  333-100675                  36-4509743
           --------                  ----------                  ----------
 (STATE OR OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

       60 Wall Street
        New York, NY                                              10019
        ------------                                              -----
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010







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


                                       -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On or about January 28, 2004, the Registrant will cause the issuance and sale of approximately $500,000,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer, and HSBC Bank (USA), as trustee.

                  Collateral Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheets") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                      Not applicable.

                  (b) PRO FORMA Financial Information.
                      -------------------------------

                      Not applicable.

                  (c) Exhibits
                      --------


                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                                DESCRIPTION
      -----------                      -----------                                -----------
           1                               99.1                   Collateral Term Sheets (as defined in Item
                                                                  5) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of Deutsche Mortgage
                                                                  Securities, Inc. Mortgage Loan Trust,
                                                                  Series 2004-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 16, 2004


                                           DEUTSCHE ALT-A SECURITIES, INC.


                                           By: /s/ Michael Commaroto
                                               ---------------------------
                                           Name:   Michael Commaroto
                                           Title:  President


                                           By: /s/ Steve Katz
                                               --------------------------
                                           Name:   Steve Katz
                                           Title:  Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99.1                           Collateral Term Sheets          6
                                                                  (as defined in Item 5)
                                                                  that have been
                                                                  provided by the
                                                                  Underwriter to certain
                                                                  prospective purchasers
                                                                  of  Deutsche Mortgage
                                                                  Securities, Inc.
                                                                  Mortgage Loan Trust,
                                                                  Series 2004-1.

                                    EXHIBIT 1